Other Income, Net - Summary of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Analysis of income and expense [abstract]
Interest income	$ 3,693	$ 2,083	$ 1,197
Dividend income	3,570	4,131	5,039
Net gain arising on financial assets designated as FVTPL	3	6	41
Others, net	3,964	2,469	2,217
Total	$ 11,230	$ 8,689	$ 8,494